                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)        DECEMBER 8 , 1999
                                                --------------------------------


                             VIRTUAL ACADEMICS.COM
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                        33-25900                75-2228820
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File          (IRS Employer
     or incorporation)                   Number)            Identification No.)


          6421 CONGRESS AVENUE, SUITE 201, BOCA RATON, FLORIDA 33487
--------------------------------------------------------------------------------
         (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 994-4446
                                                   ----------------

                                Donnebrooke Corp.
              16910 DALLAS PARKWAY, SUITE 100, DALLAS, TEXAS 75248
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7 Financial Exhibits, Pro Forma Financial Information And Exhibits.

         (a) Financial Statements and Pro Forma Financial Information

                  The Company has included with the filing of this Amendment to Current Report on Form 8-K (i) audited combined Balance Sheet, Statement of Operations, Statement of Cash Flows and Statement of Partners' Equity as of June 30, 1999 and (ii) unaudited combined statement of operations, statement of operations, statement of cash flows and statement of partners' equity for the three months ended September 30, 1999 of International Educational Group, L.L.C., its predecessor.

         (b) Exhibits.

ITEM 8. Changes in Fiscal Year

         As of December 15, the Company determined to change its fiscal year end to June 30 and will cover the transition period by filing a Form 10-Q.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                                  VIRTUAL ACADEMICS.COM., INC.



                                  By: /s/ Steven Bettinger
                                      ------------------------------------------
                                      Steven Bettinger, Chief Operating Officer



Dated: February 18, 2000

                     INTERNATIONAL EDUCATIONAL GROUP, L.L.C.


                          COMBINED FINANCIAL STATEMENTS

                                      WITH

                          INDEPENDENT AUDITOR'S REPORT


                                  JUNE 30, 1999

                     INTERNATIONAL EDUCATIONAL GROUP, L.L.C.

                                  JUNE 30, 1999

                                TABLE OF CONTENTS





Independent Auditor's Report...........................................    2

Combined Balance Sheet    .............................................    3

Combined Statement of Operations.......................................    4

Combined Statement of Cash Flows.......................................    5

Combined Statement of Partners' Equity.................................    6

Notes to Financial Statements.......................................... 7-11

To the Partners
International Educational Group, L.L.C.


                          INDEPENDENT AUDITOR'S REPORT

I have audited the accompanying combined balance sheet of International Educational Group, L.L.C. as of June 30, 1999 and the related combined statement of operations for the twelve month periods ending June 30, 1999 and 1998, and combined statement of cash flows and the combined statement of partners' equity for the twelve months ended June 30, 1999. These financial statements are the responsibility of International Educational Group, L.L.C.'s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of International Educational Group, L.L.C. as of June 30, 1999 and the results of its operations for the twelve month periods ending June 30, 1999 and 1998 and its cash flows and partners' equity for the twelve months ended June 30, 1999, in conformity with generally accepted accounting principles.





Michael G. Chandross, CPA, P.A.
Pompano Beach, Florida
August 26, 1999 (except as to note 3, which is as of September 29, 1999 and note 6, which is as of October 6, 1999)

                     International Educational Group L.L.C.
                          Notes to Financial Statements
                               September 30, 1999


The combined balance sheet as of September 30, 1999, the combined statement of operations and partners' equity and cash flows for the three months ended as of September 30, 1999 have been prepared by the Company without audit. In the opinion of management, all adjustments necessary to present the financial position, the results operations and cash flows for the periods reported have been made. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. These combined financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company's annual report.

                  INTERNATIONAL EDUCATIONAL GROUP, L.L.C.
                             COMBINED BALANCE SHEET
                                  JUNE 30, 1999

                                     ASSETS

CURRENT ASSETS
  Cash and Equivalents                                             $  9,722
  Tuition Receivable, Current, net of allowance for doubtful
    accounts of $ 67,383                                            556,541
  Prepaid Recruiting Fees, Current                                  144,403
                                                                   --------
            Total Current Assets                                   $710,666
                                                                   ========
PROPERTY AND EQUIPMENT
  Computer Equipment                                                 14,826
  Furniture and Fixtures                                             20,060
                                                                   --------
            Sub-total                                                34,886
                                                                   --------
  Less: Accumulated Depreciation                                     13,011
                                                                   --------
            Total Property and Equipment                             21,875

OTHER ASSETS
  Tuition Receivable, Non-current, net of allowance for doubtful
    accounts of $ 16,846                                            139,135
  Prepaid Recruiting Fess, Non-current                               14,311
  Security Deposits                                                   4,400
                                                                   --------

            TOTAL ASSETS                                           $890,387


                      LIABILITIES AND PARTNERS' EQUITY

CURRENT LIABILITIES
  Accounts Payable                                                   17,259
  Unearned Revenue, Current                                         638,387
  Accrued Recruiting Fees, Current                                  125,890
  Income Taxes Payable                                                4,427
  Other Accrued Expenses and Taxes Payable                            5,442
                                                                   --------

            Total Current Liabilities                               791,405

OTHER LIABILITIES
  Unearned Revenue, Non-current                                      63,268
  Accrued Recruiting Fees, Non-current                               31,472
                                                                   --------

            Total Other Liabilities                                  94,740

PARTNERS' EQUITY                                                      4,242
                                                                   --------

            TOTAL LIABILITIES AND PARTNERS' EQUITY                 $890,387



         See Independent Accountant's Report and Notes to Financial Statements.

                     INTERNATIONAL EDUCATIONAL GROUP, L.L.C.
                             Combined Balance Sheet
                               September 30, 1999
                                   (Unaudited)

                                     ASSETS


CURRENT ASSETS
  Cash and Equivalents                                                             $   49,608
  Tuition Receivable, Current, net of allowance for doubtful
    accounts of $ 67,383 and $83,964                                                  693,476
  Prepaid Recruiting Fees, Current                                                    171,911
                                                                                   ----------
            Total Current Assets                                                      914,995
                                                                                   ----------

PROPERTY AND EQUIPMENT
  Computer Equipment                                                                   14,826
  Furniture and Fixtures                                                               20,060
                                                                                   ----------
            Sub-total                                                                  34,886
  Less: Accumulated Depreciation                                                       14,150
                                                                                   ----------
            Total Property and Equipment                                               20,736
                                                                                   ----------
OTHER ASSETS
  Tuition Receivable, Non-current, net of allowance for doubtful
    accounts of $ 16,846 and $20,991                                                  173,369
  Prepaid Recruiting Fess, Non-current                                                 32,505
  Security Deposits                                                                     4,400
                                                                                   ----------
            TOTAL ASSETS                                                           $1,146,005
                                                                                   ----------

                    LIABILITIES AND PARTNERS' EQUITY

CURRENT LIABILITIES
  Accounts Payable                                                                 $   18,244
  Unearned Revenue, Current                                                           759,999
  Accrued Recruiting Fees, Current                                                    156,864
  Income Taxes Payable                                                                  7,741
  Other Accrued Expenses and Taxes Payable                                              8,727
                                                                                   ----------
            Total Current Liabilities                                                 951,575
                                                                                   ----------

OTHER LIABILITIES
  Unearned Revenue, Non-current                                                       143,699
  Accrued Recruiting Fees, Non-current                                                 39,216
                                                                                   ----------
            Total Other Liabilities                                                   182,915
                                                                                   ----------
PARTNERS' EQUITY                                                                       11,515
                                                                                   ----------

            TOTAL LIABILITIES AND PARTNERS' EQUITY                                 $1,146,005
                                                                                   ----------


    The accompanying notes are an integral part of these financial statements

                     International Educational Group, L.L.C.
                          Notes to Financial Statements
                                  June 30, 1999


Note 1 - Summary of Significant Accounting Policies

Nature of Business:

International Educational Group, L.L.C. (the Company) was organized as a limited liability company under the laws of the State of New York on March 20, 1998. The Company is the successor to International Educational Group, Inc., which was incorporated under the laws of the State of New York on May 1, 1995.

The Company is the administrative and marketing arm for Barrington University, Inc. (Barrington), a distance learning school that provides Internet education to students throughout the world. The companies are under common control.

Business is conducted under the name of Barrington University and Virtual Academics. The International Association of Universities and Schools and the Global Accreditation Association accredits Barrington; the Alabama Department of Education licenses Barrington. The Company's administrative and sales offices are currently located in New York City. Pursuant to a lease entered into in September 1999, the Company relocated its primary sales and administrative offices to Boca Raton, Florida. Barrington's business is conducted in Alabama.

Barrington also has arrangements with certain international universities that want to confer dual degrees (from a United States college and international universities) whereas, based on Barrington's approval of the curriculum, a degree will be issued by Barrington upon satisfactory completion of studies at an international university.


Accounting Principles

The financial statements and the accompanying notes are prepared in accordance with generally accepted accounting principles.


Principles of Combination

The financial statements include the operations of Barrington University, Inc., a Florida Corporation, Barrington University, Inc., an Alabama Corporation, Barrington University, Inc., an Iowa Corporation, Spanish University of America, Inc., International Educational Group, Inc. and International Educational Group, L.L.C., all of which are under common control.

                     International Educational Group, L.L.C.
                          Notes to Financial Statements
                                  June 30, 1999


International Educational Group, Inc. has ceased operating and was succeeded by International Group, L.L.C. Barrington University, Inc. (Florida and Iowa), have both ceased operating and were succeeded by the Alabama Corporation. All of the companies have December 31st year-ends.

Significant intercompany transactions and balances have been eliminated


The following represents the capital structure of the companies included in the combined financial statements:

Barrington University, Inc. (a Florida Corporation)
  Authorized 7,500 shares - $1.00 par value - no longer in operation

Barrington University, Inc. (an Alabama Corporation)
  Authorized 7,500 shares - $1.00 par value, issued and outstanding 100 shares

Barrington University, Inc. (an Iowa Corporation)
  Authorized 7,500 shares - $1.00 par value - no longer in operation

Spanish University of America, Inc. (a Florida Corporation)
  Authorized 7,500 shares - $1.00 par value, issued and outstanding 100 shares

International Educational Group, L.L.C. (a New York Limited Liability Company)

International Educational Group, Inc. (a New York Corporation)
  Authorized 200 shares without par value - no longer in operation.


Cash and Equivalents:

All cash and money market accounts are reported as Cash and Equivalents.


Property and Equipment:

Property and equipment are stated at cost and depreciated using the straight-line method over the estimated life of the assets ranging from five to seven years.

Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

                     International Educational Group, L.L.C.
                          Notes to Financial Statements
                                  June 30, 1999


Income Taxes:

International Educational Group, L.L.C. is a Limited Liability Company and is not required to pay any federal or state income tax. Income tax expense for Barrington University, Inc. was $6,060 for the twelve-month period ended June 30, 1999. Income tax expense for Barrington University, Inc. and International Educational Group, Inc. was $2,011 for the twelve-month period ended June 30, 1998.


Use of Estimates:

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. An example is the provision for doubtful accounts, unearned revenue, and the accrued recruiting fees. Actual results may differ from these estimates.


Revenue Recognition

The school's curriculum is designed to allow a student to earn a degree by self-study. Upon registration, each student is given an identification number and password to begin his studies. Enrollment is completed upon the receipt of an initial payment at which time all of the course materials including books are delivered to the student. 80% of the students complete the courses required to earn a degree during the first twelve months after making their initial payment. The balance of the students complete their studies within twenty-four months after making an initial payment.

Revenue is recognized when enrollment is completed. Revenue recognition is based upon the obligation that the school has to provide services to the students. A twenty-four month period is used for this calculation. Unearned revenue is the amount of tuition that has not yet been recognized as revenue.

Revenue earned from affiliations with foreign universities is recognized upon receipt.

At June 30, 1999 there was approximately $1,700,000 in tuition due from students that have registered but have not made an initial payment. This tuition has not been recognized as revenue, nor has it been recorded as a receivable by the Company.


Tuition Receivable

The school offers a variety of degree programs and students are required to complete payment within one year of enrollment, two year payment plans are offered to students with hardships. Degrees are not conferred if a student is not fully paid.

                     International Educational Group, L.L.C.
                          Notes to Financial Statements
                                  June 30, 1999


Tuition receivable is recorded when a student completes enrollment by making an initial payment. Tuition receivable is broken down into two categories:

     o Tuition Receivable - Current; is tuition due from students that is payable within the succeeding twelve months.

     o Tuition Receivable - Non-current; is tuition due from students that is payable beyond twelve months.


Research and Development

All costs incurred for research and development is expensed.


Recruiting Fees

Students learn about the school via the Internet or are recruited through a worldwide network of recruiters. Recruiters are paid when the Company receives the tuition. In 1999 the Company expanded its network of recruiters and recruiting costs have increased accordingly. Recruiting fees are accrued for tuition receivable.


Note 2 - Other Liabilities

Other liabilities consist of the non-current portion of unearned revenue (see revenue recognition) based upon the Company's policy of income recognition, and the non-current portion of accrued recruiting fees (see accrued recruiting fees) based upon the Company's policy of accruing recruiting fees.


Note 3 - Long-term Leases and Subsequent Event

The Company leases its New York City sales and administrative offices under a lease that expires May 31, 2001. On September 29, 1999 the Company entered into a three-year lease for sales and administrative offices to be located in Boca Raton, Florida. Future minimum rental payments required under these operating leases are as follows:

         Period Ended June 30, 2000                     $ 44,275
         Period Ended June 30, 2001                       79,863
         Period Ended June 30, 2002                       21,863

                     International Educational Group, L.L.C.
                          Notes to Financial Statements
                                  June 30, 1999


Rent expense for the twelve-month period ended June 30, 1999 and 1998 was $58,800 and $83,884 respectively.


Note 4 - Related Party Transactions

Significant transactions are recorded between the commonly controlled companies; all of the intercompany transactions and balances have been eliminated. During 1998 one of the partners was reimbursed $132,000 for start up expenses and $55,000 for legal fees. All of the costs were expensed upon receipt of the partners accounting.


Note 5 - Y2K and Factors that May Affect Future Operations

Computers frequently use only two digits to recognize years and on January 1, 2000 many computer systems, as well as equipment that uses embedded computer chips, may be unable o distinguish between the years 1900 and 2000; if not remediated this problem could create system errors and failures resulting in the disruption of normal business operations.

The Company has tested, and where appropriate, modified its data processing equipment to be Y2K compliant. However, there may be some third parties, such as governmental agencies, utilities, telecommunication companies, vendors, suppliers and customers who may not be able to continue business with the Company due to their own Year 2000 problems. Also, risks, associated with some foreign third parties may be greater since there is general concern that some entities operating outside the United States are not addressing Year 2000 issues on a timely basis. There can be no assurance that any efforts made will fully mitigate the effect of Year 2000 issues.


Note 6 - Other Business Developments

On October 6, 1999 the owners of the combined companies entered into an agreement to acquire 4,200,000 common shares of Donnebroke Corporation for $325,000. Pursuant to the agreement, Donnebroke will receive all of the outstanding capital stock interests in Barrington University, Inc., an Alabama Corporation, Barrington University, Inc., a Florida Corporation, and Spanish University of America Foundations, Inc. Upon completion of this transaction, International Educational Group, L.L.C. will cease operating and Donnebroke Corporation will change its name to Virtual Academics.com, Inc. and be the successor.

                     INTERNATIONAL EDUCATIONAL GROUP, L.L.C.
                             COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1999
                                   (UNAUDITED)



                                     ASSETS

CURRENT ASSETS
  Cash and Equivalents                                                $ 49,608
  Tuition Receivable, Current, net of allowance for doubtful
    accounts of $ 65,261                                               539,010
  Prepaid Recruiting Fees, Current                                     140,054
                                                                      --------
            Total Current Assets                                       728,672
                                                                      --------

PROPERTY AND EQUIPMENT
  Computer Equipment                                                    14,826
  Furniture and Fixtures                                                20,060
                                                                      --------
            Sub-total                                                   34,886
  Less: Accumulated Depreciation                                        14,150
                                                                      --------
            Total Property and Equipment                                20,736
                                                                      --------

OTHER ASSETS
  Tuition Receivable, Non-current, net of allowance for doubtful
    accounts of $ 16,315                                               134,752
  Prepaid Recruiting Fees, Non-current                                  19,763
  Security Deposits                                                      4,400
                                                                      --------
            TOTAL ASSETS                                              $908,323
                                                                      ========


                        LIABILITIES AND PARTNERS' EQUITY

CURRENT LIABILITIES
  Accounts Payable                                                    $ 21,744
  Unearned Revenue, Current                                            619,164
  Accrued Recruiting Fees, Current                                     121,924
  Income Taxes Payable                                                   7,741
  Other Accrued Expenses and Taxes Payable                               8,727
                                                                      --------
            Total Current Liabilities                                  779,300
                                                                      --------
OTHER LIABILITIES
  Unearned Revenue, Non-current                                         87,368
  Accrued Recruiting Fees, Non-current                                  30,481
                                                                      --------
            Total Other Liabilities                                    117,849
                                                                      --------
PARTNERS' EQUITY                                                        11,174
                                                                      --------
            TOTAL LIABILITIES AND PARTNERS' EQUITY                    $908,323
                                                                      ========



   The accompanying notes are an integral part of these financial statements.

                     INTERNATIONAL EDUCATIONAL GROUP, L.L.C.
              COMBINED STATEMENT OF OPERATIONS AND PARTNERS EQUITY
                 FOR THE THREE MONTHS ENDING SEPTEMBER 30, 1999
                                   (UNAUDITED)


REVENUE                                                      $ 265,311
                                                             ---------
COSTS AND EXPENSES
  Recruiting Fees                                               43,855
  Other Cost of Delivering Services                             20,937
  General and Administrative Expenses                          136,982
  Depreciation                                                   1,139
                                                             ---------
             Total Costs and Expenses                          202,913
                                                             ---------

INCOME BEFORE INCOME TAX                                        62,398

Income Tax Expense                                               3,314
                                                             ---------

NET INCOME                                                      59,084

PARTNERS' EQUITY
  At Beginning of Period                                         4,242
  Less: Distributions                                          (52,152)
                                                             ---------
  At End of Period                                           $  11,174
                                                             =========














   The accompanying notes are an integral part of these financial statements.

                     INTERNATIONAL EDUCATIONAL GROUP, L.L.C.
                        COMBINED STATEMENT OF CASH FLOWS
                 FOR THE THREE MONTHS ENDING SEPTEMBER 30, 1999
                                   (UNAUDITED)




CASH FLOWS FROM OPERATING ACTIVITIES
  Net Profit                                                       $ 59,084
  Adjustment to Reconcile Net Profit to Net Cash Provided
    by Operating Activities
           Depreciation                                               1,139
           (Increase) Decrease in:
             Tuition Receivable, Current                             17,531
             Prepaid Recruiting Fees, Current                         4,349
             Other Assets
                Tuition Receivable, Non-current                       4,383
                Prepaid Recruiting Fees, Current                     (5,452)
           Increase (Decrease) in :
             Accounts Payable                                         4,485
             Unearned Revenue, Current                              (19,223)
             Accrued Recruiting Fees, Current                        (3,966)
             Income Taxes Payable                                     3,314
             Other Accrued Expenses and Taxes Payable                 3,285
             Other Liabilities
               Unearned Revenue, Non-current                         24,100
               Accrued Recruiting Fees, Non-current                    (991)
                                                                   --------
                    Net Cash Provided by Operating Activities        92,038
                                                                   --------

CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of Fixed Assets                                            --
                                                                   --------
                    Net Cash Used by Investing Activities                --
                                                                   --------

CASH FLOWS FROM FINANCING ACTIVITIES
  Distributions to Partners                                         (52,152)
                                                                   --------
                    Net Cash Used by Financing Activities           (52,152)
                                                                   --------
                    Net Decrease in Cash and Equivalents             39,886

CASH AND EQUIVALENTS
  At Beginning of Period                                              9,722
                                                                   --------
  At End of Period                                                 $ 49,608
                                                                   ========


SUPPLEMENTAL DISCLOSURE
  Interest Paid                                                    $     --





   The accompanying notes are an integral part of these financial statements.

                           VIRTUAL ACADEMICS.COM, INC.
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS





On December 8, 1999, Steven Bettinger and Robert Bettinger (the Bettingers) acquired 4,200,000 shares of Donnebrooke Corp. Prior to the purchase of these shares, Donnebrooke Corp. had 6,346,733 shares outstanding (after cancellation of 5,274,383 shares). Accordingly, the Bettingers will own 66% of Donnebrooke Corp. outstanding shares after their purchase. In connection with the purchase of the Donnebrooke Corp. shares, the Bettingers, also the owners of International Education Group, LLC (IEG) and IEG subsidiaries, Barrington University, Inc. (a Florida corporation), Barrington University, Inc. (an Alabama corporation), and Spanish University of America Foundation, Inc., transferred their interest in these companies to Donnebrooke Corp. Donnebrook Corp. then changed its name to Virtual Academics.com, Inc.

Donnebrooke Corp. had no assets or operating activity; as a result, the transaction (the acquisition of the Donnebrooke Corp. shares and transfer of the Bettinger-owned companies, referred to in the previous paragraph to Donnebrooke Corp.) is accounted for as a reverse merger and recapitalization on December 8, 1999, for an additional 2,146,733 shares (the outstanding Donnebrooke shares) in exchange for no assets. The 4,200,000 shares purchased by the Bettingers have been accounted for as if they were issued from inception of the Bettinger-owned companies.

The unaudited pro forma information is presented for illustrative purposes only and is not indicative of future operating results or financial position.

The pro forma information has been applied to the September 30, 1999, and June 30, 1999, Virtual Academics.com, Inc. (formerly International Education Group,
LLC) financial statements and should be read in conjunction with the separate financial statements of Virtual Academics.com, Inc., and IEG, which appear elsewhere herein.

                           VIRTUAL ACADEMICS.COM, INC.
                        Condensed Pro Forma Balance Sheet
                               September 30, 1999


                                                                            Historical      Pro Forma
                                                                            (Unaudited)    (Unaudited)
                                                                              --------      --------
                                     ASSETS

Current Assets                                                                $728,672      $728,672
Property and Equipment                                                          20,736        20,736
Other Assets                                                                   158,915       158,915
                                                                              --------      --------
        TOTAL ASSETS                                                          $908,323      $908,323
                                                                              --------      --------

                             LIABILITIES AND EQUITY

Current Liabilities                                                           $779,300      $779,300
                                                                              --------      --------
Other Liabilities                                                              117,849       117,849
                                                                              --------      --------
        TOTAL LIABILITIES                                                      897,149       897,149
                                                                              --------      --------

                                     EQUITY

Members Equity                                                                  11,174            --
    Common Stock, $.00001 par value; 50,000,000 shares authorized;
        and 6,346,733 shares issued and outstanding on a pro forma basis            --            63
Additional Paid in Capital                                                          --            --
Retained Earnings                                                                   --        11,111
                                                                              --------      --------
        TOTAL EQUITY                                                            11,174        11,174
                                                                              --------      --------
        TOTAL LIABILITIES AND EQUITY                                          $908,323      $908,323
                                                                              ========      ========





                           VIRTUAL ACADEMICS.COM, INC.
                     Condensed Pro Forma Statement of Income

                                                                             Three Months
                                              For the Year Ended June 30,        Ended
                                              ---------------------------     September 30,
                                                 1999            1998            1999
                                              ----------      -----------    --------------
Revenues                                      $  773,281      $  554,596      $  265,311

Costs and Expenses                               590,515         548,056         206,227
                                              ----------      ----------      ----------
Profit before Pro Forma Adjustments              182,766           6,540          59,084

Pro Forma Ajustments
    Provision for Income Taxes                    64,000           2,300          20,700
                                              ----------      ----------      ----------

Pro Forma Net Income                          $  118,766      $    4,240      $   38,384
                                              ==========      ==========      ==========

Weighted Average Shares Outstanding            4,200,000       4,200,000       4,200,000
                                              ==========      ==========      ==========

Net Income Per Share - Basic and Diluted      $      .03      $      .00      $      .01
                                              ==========      ==========      ==========




                           VIRTUAL ACADEMICS.COM, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1999



1. The unaudited pro forma gives effect to the issuance of 6,346,733 Donnebrooke Corp. shares; $.00001 par value; 4,200,000 shares since inception; and 2,146733 shares to reflect the reverse merger and recapitalization.

2. Prior to the reverse merger and recapitalization, the entity was a limited liability corporation, as such, income taxes are paid by the owners of the entity; accordingly, a pro forma provision for taxes on income has been calculated at a statutory rate of 35%.

3. The pro form income per share for basic and diluted assume 4,200,000 shares outstanding.

4. The following represents an unaudited reconciliation of outstanding shares from December 31, 1998 through the acquisition date, December 8, 1999.


       Shares outstanding December 31, 1998                        38,072

       March, 1999 - Issuance to controlling shareholder        3,602,300

       June 30, 1999 - Sale of shares for $10,000 cash            300,000

       July 29, 1999 - Shares issued for 3 for 1 forward
                 split/dividend                                 7,880,744
                                                              -----------
                                                               11,821,116
       Cancellation of Shares                                  (5,474,383)
                                                              -----------
       Shares Outstanding - December 8, 1999                    6,346,733 (a)
                                                              ===========

       (a) At the date of acquisition 1,750,000 issued and outstanding Donnebrooke shares were transferred from existing shareholders to new shareholders for their efforts relating to the reverse merger and recapitalization.




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



                     INTERNATIONAL EDUCATIONAL GROUP L.L.C.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1999


Note 1:

The combined balance sheet as of September 30, 1999, the combined statement of operations and partners' equity and cash flows for the three months ended as of September 30, 1999 have been prepared by the Company without audit. In the opinion of management, all adjustments necessary to present the financial position, the results operations and cash flows for the periods reported have been made. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. These combined financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company's annual report.


Note 2:

The financial statements include a group of companies that are under common control. Income tax resulting from the profits of the limited liability company is accrued at the partners level. The income tax shown on the financial statements represents the income tax on the C Corporations.














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